Exhibit 10.11

HORMEL SURVIVOR INCOME PLAN FOR EXECUTIVES
(1993 Restatement)

First Effective December 31, 1984

As Amended And Restated

Effective October 31, 1993

HORMEL SURVIVOR INCOME PLAN FOR EXECUTIVES

(1993 Restatement)

HORMEL SURVIVOR INCOME PLAN FOR EXECUTIVES

(1993 Restatement)

SECTION 1

PURPOSE

This Plan was established effective December 31, 1984 for the benefit of certain executives of Geo. A. Hormel & Company in order to provide incentive to such executives who contribute to the corporation’s success and in order to retain their services and encourage them to continue in their efforts to increase Hormel’s profitability. Pursuant to its reserved power of amendment, Geo. A. Hormel & Company hereby amends and restates the Plan in its entirety effective for deaths occurring on or after October 31, 1993 as follows:

SECTION 2

DEFINITIONS

The following terms shall have the meanings set forth below:

(a)                                  Base Salary shall mean the average annual rate of base salary of a Participant from Hormel for the three (3) consecutive Plan Years out of the six (6) consecutive Plan Years immediately preceding the Participant’s death or retirement, as applicable, which produce the highest average. “Base Salary” shall include incentive payments and bonuses but shall not include supplemental unemployment benefits, contributions to any profit sharing or other qualified plan, reimbursements of moving expenses or other expenses or disability payments. Base Salary shall also include amounts that would have been included in Base Salary but were voluntarily deferred under a nonqualified deferred compensation plan maintained by Hormel. The Compensation Committee shall determine whether a particular item of income constitutes “Base Salary” if a question arises.

(b)                                 Beneficiary shall mean the person or persons entitled under Section 6 to receive a Survivor Benefit after a Participant’s death.

(c)                                  Compensation Committee shall mean the Compensation Committee of the Hormel Board of Directors as it may from time to time be constituted.

(d)                                 Executive shall mean an employee of Hormel who is a Participant in Hormel’s Operator Share Program.

(e)                                  Participant shall mean a present or former Executive on whose account a Survivor Benefit will be payable under Section 4.

(f)                                    Plan shall mean this Survivor Income Plan for Executives, as amended from time to time.

(g)                                 Plan Year shall mean the fiscal period of fifty-two (52) or fifty-three (53) consecutive calendar weeks that ends on the last Saturday of October in each year.

(h)                                 Survivor Benefit shall mean a benefit payable under Section 4 of this Plan.

(i)                                     Hormel shall mean Geo. A. Hormel & Company (doing business as Hormel Foods Corporation) and its participating subsidiaries.

(j)            Retirement for this Plan shall mean normal, early or disability retirement, as defined under the Hormel Foods Corporation Salaried Employees’ Pension Plan (formerly known as the Geo. A. Hormel & Company Salaried Employees’ Pension Plan).

SECTION 3

PARTICIPATION

The Compensation Committee shall designate from time to time the Executives who shall be Participants in this Plan. No member of the Compensation Committee shall be excluded from participation hereunder because of his position on the Committee, however, such member shall not participate in any decision respecting his account under the plan. A Beneficiary shall be eligible for benefits only as hereinafter provided.

SECTION 4

SURVIVOR BENEFIT

(a)                                  If a Participant’s employment with Hormel ends because of his death while he is an Executive, his Beneficiary shall receive an annual Survivor Benefit equal to 60% of the Participant’s Base Salary at the time of his death. This annual benefit shall be payable for a period of 20 years.

(b)                                 If a Participant (i) remains an Executive of Hormel until his Retirement, and (ii) dies following such Retirement, then his Beneficiary shall receive upon his death an annual Survivor Benefit equal to 40% of the Participant’s Base Salary at the time of his retirement. This Survivor Benefit shall be paid over a period of 15 years.

(c)                                  Notwithstanding the provisions of 4(a) and 4(b), no Survivor Benefit shall be payable on the account of any Executive whose death occurs within two (2) years of his participation in the Plan and is determined by competent medical authority to be the result of suicide.

(d)                                 If Participant does not satisfy the conditions of 4(a) or 4(b), no Survivor Benefit shall be payable on his account. For this purpose, should an Executive voluntarily or involuntarily discontinue full-time service to Hormel for reasons other than death or disability prior to retirement, the Executive’s rights under this Plan shall automatically terminate and Hormel shall have no obligation to make any survivor benefit payable on his account whatsoever hereunder.

(e)                                  If the corporation shall terminate the employment of any Executive prior to retirement by terminating him for malfeasance, dishonesty, inefficiency or any other cause as the Board of Directors in its sole discretion deems sufficient, no Survivor Benefits shall be payable on his account.

SECTION 5

PAYMENT OF SURVIVOR BENEFIT

(a)                                  The annual Survivor Benefit shall be payable in equal monthly installments commencing on the first day of the second month following the Participant’s death. The annual Survivor Benefit payable under Section 4(a) shall be paid in 240 equal

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consecutive monthly installments. The annual Survivor Benefit payable under Section 4(b) shall be paid in 180 equal consecutive monthly installments.

(b)                                 A Participant, with the consent of the Compensation Committee and at its sole discretion, may, during his lifetime, elect a different method of payment provided that in all events the Survivor Benefit shall be payable over a period of not less than one month but not more than 240 months. If a Participant elects to have the Survivor Benefit paid in a manner other than as provided in Section 5(a), the actuaries then servicing Hormel shall determine the present value (by applying the interest, mortality and other assumptions and the practices and procedures used in computing benefits under the Hormel Foods Corporation Salaried Employees’ Pension Plan) of the payment method so elected, and the amount of the Survivor Benefit shall be reduced accordingly so that the value of the Survivor Benefit, determined at the time of the Participant’s death, is the actuarial equivalent of that provided in Section 5(a) above.

SECTION 6

DESIGNATION OF BENEFICIARIES

(a)                                  Each Participant may designate, upon forms to be furnished by and filed with the Compensation Committee, one or more primary Beneficiaries or alternative Beneficiaries to receive all or a specified part of the Survivor Benefit in the event of the Participant’s death. The Participant may change or revoke any such designation from time to time without notice to or consent from any Beneficiary or spouse. No such designation, change or revocation shall be effective unless executed by the Participant and received by the Compensation Committee during the Participant’s lifetime.

(b)                                 If a Participant:

(i)	fails to designate a Beneficiary.

(ii)	designates a Beneficiary and thereafter such designation is revoked without another Beneficiary being named, or

(iii)	designates one or more Beneficiaries and all such Beneficiaries so designated fail to survive the Participant.

such Participant’s Survivor Benefit, or the part thereof as to which such Participant’s designation fails, as the case may be, shall be payable to the first class of the following classes of automatic Beneficiaries with a member surviving the Participant and (except in the case of the Participant’s surviving issue) in equal shares if there is more than one member in such class surviving the Participant.

Participant’s surviving spouse

Participant’s surviving issue per stirpes and not per capita

Representative of Participant’s estate.

The Compensation Committee may decide, in its sole discretion, to pay any remaining Survivor Benefit to a successor Beneficiary in one lump sum actuarially reduced as provided in Section 5(b) above.

(c)                                  A Beneficiary entitled to a distribution of all or a portion of a deceased Participant’s Survivor Benefit may disclaim his or her interest therein subject to the following requirements.  To be eligible to disclaim, a Beneficiary must be a natural person, must not have received a distribution of all or any portion of a Survivor Benefit at the time

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such disclaimer is executed and delivered and must have attained at least age twenty-one (21) years as of the date of the Participant’s death. Any disclaimer must be in writing and must be executed personally by the Beneficiary before a notary public. A disclaimer shall state that the Beneficiary’s entire interest in the undistributed Survivor Benefit is disclaimed or shall specify what portion thereof is disclaimed. To be effective, duplicate original executed copies of the disclaimer must be both executed and actually delivered to both the Compensation Committee and to the Trustee after the date of the Participant’s death but not later than one hundred eighty (180) days after the date of the Participant’s death. A disclaimer shall be irrevocable when delivered to the Compensation Committee. A disclaimer shall be considered to be delivered to the Compensation Committee only when actually received by the Compensation Committee. The Compensation Committee shall be the sole judge of the content, interpretation and validity of a purported disclaimer. Upon the filing of a valid disclaimer, the Beneficiary shall be considered not to have survived the Participant as to the interest disclaimed. No other form of attempted disclaimer shall be recognized by the Compensation Committee.

(d)                                 When used herein and, unless the Participant has otherwise specified in the Participant’s Beneficiary designation, when used in a Beneficiary designation, “issue” means all persons who are lineal descendants of the person whose issue are referred to, including legally adopted descendants and their descendants but not including illegitimate descendants and their descendants; “child” means an issue of the first generation: “per stirpes” means in equal shares among living children of the person whose issue are referred to and the issue (taken collectively) of each deceased child of such person, with such issue taking by right of representation of such deceased child: and “survive” and “surviving” mean living after the death of the Participant.

(e)                                  Unless the Participant has otherwise specified in the Participant’s Beneficiary designation, the following rules shall apply;

(i)            If there is not sufficient evidence that a Beneficiary was living at the time of the death of the Participant, it shall be deemed that the Beneficiary was not living at the time of the death of the Participant.

(ii)           The automatic Beneficiaries specified in Section 6(b) and the Beneficiaries designated by the Participant shall become fixed at the time of the Participant’s death so that, if a Beneficiary survives the Participant but dies before the receipt of all payments due such Beneficiary hereunder, such remaining payments shall be payable to the representative of such Beneficiary’s estate.

(iii)          If the Participant designates as a Beneficiary the person who is the Participant’s spouse on the date of the designation, either by name or by relationship, or both, the dissolution, annulment or other legal termination of the marriage between the Participant and such person shall automatically revoke such designation.  (The foregoing shall not prevent the Participant from designating a former spouse as a Beneficiary on a form executed by the Participant and received by the Compensation Committee after the date of the legal termination of the marriage between the Participant and such former spouse and during the Participant’s lifetime.)

(iv)          Any designation of a nonspouse Beneficiary by name that is accompanied by a description of relationship to the Participant shall be given effect without regard to whether the relationship to the Participant exists either then or at the Participant’s death.

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(v)           Any designation of a Beneficiary only by statement of relationship to the Participant shall be effective only to designate the person or persons standing in such relationship to the Participant at the Participant’s death.

A Beneficiary designation is permanently void if it either is executed or is filed by a Participant who, at the time of such execution or filing, is then a minor under the law of the state of the Participant’s legal residence. The Compensation Committee shall be the sole judge of the content, interpretation and validity of a purported Beneficiary designation.

SECTION 7

UNFUNDED PLAN

(a)                                  Benefits to be provided under this Plan are unfunded obligations of Hormel. Nothing contained in this Plan shall require Hormel to segregate any monies from its general funds, to create any trust, to make any special deposits or to purchase any policies of insurance with respect to such obligations, or otherwise create any obligation on the part of Hormel to set aside or earmark any monies or assets specifically for the purpose of satisfying its obligations hereunder. If Hormel elects to purchase individual policies of insurance on one or more of the Participants to help finance its obligations under this Plan, such individual policies and the proceeds therefrom shall at all times remain the sole property of Hormel and neither the Participants whose lives are insured nor their Beneficiaries shall have any ownership rights in such policies of insurance. Hormel reserves absolute right, in its sole discretion, to terminate such contracts or any similar funding arrangements at any time.

(b)                                 Participants from time to time shall execute such documents and papers and take such other actions as may be necessary to effectuate the purposes of this Plan.

(c)                                  No Participant shall be required or permitted to make contributions to this Plan.

(d)                                 This Plan shall not be deemed to constitute a contract between Hormel and any Participant or any Beneficiary hereunder.

(e)                                  At no time shall Executive, his surviving spouse or any other Beneficiary the Executive may have designated under this Plan be deemed to have any right, title or interest in or to any specific fund or assets of HormeI including, but not limited to, any insurance contracts which Hormel may at anytime have purchased.  As to any claim for unpaid Survivor Benefits under this Plan, any Beneficiary shall be a creditor of the corporation in the same manner as any other creditor having a general claim against Hormel.

SECTION 8

PLAN ADMINISTRATOR

(a)                                  Hormel, through its Compensation Committee, shall be the Plan administrator of this Plan and shall be solely responsible for its general administration and interpretation and for carrying out the respective provisions hereof and shall have full power and authority as necessary to do so. The Compensation Committee’s construction, interpretations, decisions and actions, including the determination of the amount, or recipient of any payment to be made hereunder, shall be final, binding and conclusive on each Participant and all persons claiming by, through or under any Participant. Hormel from time to time may make such rules and establish such procedures for the

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administration of the Plan as it deems necessary and appropriate for the administration of this Plan and the transaction of its business.

(b)                                 Hormel may employ or engage such agents, accountants, actuaries, counsel, other experts and other persons as it shall deem necessary or desirable in connection with the interpretation and administration of this Plan. Hormel shall be entitled to rely upon all certificates made by an accountant or actuary selected by Hormel. Hormel and its committees, officers, directors and employees shall not be liable for any action taken, suffered or omitted by them in good faith in reliance upon the advise or opinion of any counsel, accountant, actuary or other expert and all action so taken, suffered or omitted shall be conclusive upon each of them and upon all other persons interested in this Plan.

(c)                                  Hormel may require proof of the death of any Participant and evidence of the right of any person to receive any Survivor Benefit.

(d)                                 Claims under this Plan shall be filed with Hormel on its prescribed forms.

(e)                                  Hormel shall withhold from benefits paid under this Plan any taxes or other amounts required to be withheld by law.

SECTION 9

MISCELLANEOUS

(a)                                  Except for payments to a Beneficiary, no Survivor Benefit payable hereunder shall be subject in any manner to alienation, sale, transfer, assignment, pledge or encumbrance of any kind unless specifically approved in writing in advance by the Compensation Committee. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any assign, pledge or otherwise encumber any Survivor Benefits, whether presently or hereafter payable, shall be void unless so approved. Except as required by law, no Survivor Benefit payable under this Plan shall in any manner be subject to garnishment, attachment, execution or other legal process, or be liable for or subject to the debts or liability of any Participant or Beneficiary.

(b)                                 Notwithstanding any Plan provision to the contrary, the Board of Directors of Hormel shall have the right to amend, modify, suspend or terminate this Plan at any time. No amendment, suspension or termination shall adversely affect the right of a Beneficiary to receive a Survivor Benefit payable as the result of the death or retirement and subsequent death of a Participant if death or retirement occurred prior to the effective date of such amendment, suspension or termination, except that Hormel reserves the right to prepay the discounted present value of all amounts due, as determined by applying the interest, mortality and other assumptions and the practices and procedures used in commuting benefits under the Hormel Foods Corporation Salaried Employees’ Pension Plan, upon the initiation of the Compensation Committee and approval of the full Board of Directors.

(c)                                  This agreement shall be binding upon a Participant, his designated Beneficiaries, his heirs, executors, administrators and successors in interest.

(d)                                 Nothing contained herein shall prevent a Participant from continuing or future participation in any plan which may be provided by Hormel and for which the Participant may otherwise qualify.

(e)                                  The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of provisions hereunder.

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(f)                                    Whenever any words are used herein in the masculine gender, they should be construed as to include the feminine gender.

(g)                                 This document shall be construed in accordance with the laws of the State of Minnesota.

(h)                                 Nothing contained in this Plan shall be construed as a contract of employment between any Participant and Hormel or to suggest or create a right in any Participant to be continued in employment as Executive or other employee of Hormel.

(i)                                     This Plan shall be originally effective as of the 31st day of December, 1984.

, 1993	HORMEL FOODS CORPORATION

	By	/s/ Joel W. Johnson

		Its	President & CEO

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FIRST AMENDMENT

OF

HORMEL SURVIVOR INCOME PLAN FOR EXECUTIVES

(1993 Restatement)

The “Hormel Survivor Income Plan for Executives (1993 Restatement)” adopted by Hormel Foods Corporation (“Hormel”), a Delaware corporation, on November 1, 1993, but effective November 1, 1992 (hereinafter referred to as the “Plan Statement”), is hereby amended as follows:

1.             MONTHLY BASE SALARY, Effective for the purpose of determining the amount of the Survivor Benefit payable with respect to Participants who die on or after October 29, 2000, Section 2(a) of the Plan Statement shall be amended to read in full as follows:

(a)           Base Salary shall mean one-twelfth (l/l2th) of the average annual rate of base salary of a Participant from Hormel for the three (3) consecutive calendar years out of the six (6) consecutive calendar years immediately preceding the Participant’s death or retirement, as applicable, which produce the highest average. “Base Salary” shall include incentive payments and bonuses but shall not include supplemental unemployment benefits, contributions to any profit sharing or other qualified plan, reimbursements of moving expenses or other expenses or disability payments. Base Salary shall also include amounts that would have been included in Base Salary but were voluntarily deferred under a nonqualified deferred compensation plan maintained by Hormel. The Compensation Committee shall determine whether a particular item of income constitutes “Base Salary” if a question arises.

2.             FROZEN PARTICIPANT GROUP. Effective for the purpose of determining which individuals are eligible to be Participants on or after October 29, 2000, Section 2(d) of the Plan Statement shall be amended to read in full as follows:

(d)           Executive shall mean and include each person who is either (i) an employee of Hormel who, as of October 28, 2000, is (or was) a Participant in this Plan on that date, or (ii) an employee of Hormel who was not a Participant in this Plan on October 28, 2000 but, after October 28, 2000, is an Executive Officer. However, such person shall be considered an Executive after October 28, 2000 only: (i) during continued employment with Hormel while the employee is participating in the Operators’ Share Plan, or (ii) after employment ends if such person retired from Hormel while participating in the Operators’ Share Plan.

3.             NAME CHANGE. Effective February 1, 1995, Section 2(i) of the Plan Statement shall be amended to read in full as follows:

(i)            Hormel shall mean Hormel Foods Corporation (formerly known as Geo. A. Hormel & Company) and its participating subsidiaries.

4.             DEPENDENTS DEFINED. Effective October 29, 2000, Section 2 of the Plan Statement shall be amended by adding thereto, in alphabetical sequence, the following additional definition (and all other definitions shall be renumbered accordingly):

(d)           Eligible Dependent Child shall mean each individual who, with respect to a Participant, qualifies as an eligible dependent of that Participant under the Hormel Foods Corporation Health Care Plan determined at the time a payment of a Survivor Benefit is due (i.e., is a child who then satisfies the age and similar criteria in that Health Care Plan, as they may exist at that time, to be entitled to coverage under that Plan (i) exclusive of any periods of coverage due to continuation or conversion rights that may exist under that Plan, and (ii) without regard to whether that child is then in fact covered by that Plan).

5.             SPOUSE DEFINED. Effective October 29, 2000, Section 2 of the Plan Statement shall be amended by adding thereto, in alphabetical sequence, the following additional definition (and all other definitions shall be renumbered accordingly):

(i)            Surviving Spouse shall mean the individual who was married to the Participant at the time of the Participant’s death and had been married to the Participant for the one (1) year prior to that death.

6.             BENEFITS UPON DEATH. Effective for deaths occurring on or after October 29, 2000, Section 4 shall be amended to read in full as follows:

SECTION 4

PRE-2000 PARTICIPANTS

4.1.          When available. Upon the death of a Participant who was an employee of Hormel who, as of October 28, 2000, is (or was) a Participant in this Plan on that date, whether the death is before or after termination of employment, a Survivor Benefit shall be paid to the extent hereinafter provided.

4.2           Amount of Benefit. The amount of the Survivor Benefit shall be equal to:

4.2. 1.      Death During Employment.  If a Participant’s employment with Hormel ends because of his or her death while an Executive (i.e., the Participant dies while still an employee and an Executive), the Participant’s Beneficiary shall receive a Survivor Benefit equal to sixty percent (60%) of the Participant’s Base Salary at the time of the Participant dies. A Participant shall be considered an Executive after October 28, 2000, only (i) during continued employment with Hormel while the employee is participating in the Operators’ Share Plan, or (ii) after employment ends if such

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person retired from Hormel while participating in the Operators’ Share Plan. This Survivor Benefit shall be paid in two hundred forty (240) equal monthly installments commencing on the first day of the second month following the Participant’s death.

4.2.2.       Death After Retirement.   If a Participant (i) remains an Executive of Hormel until his or her Retirement, and (ii) dies following such Retirement, then his or her Beneficiary shall receive upon his death a Survivor Benefit equal to forty percent (40%) of the Participant’s Base Salary at the time of his or her retirement. This Survivor Benefit shall be paid in one hundred eighty (180) equal monthly installments commencing on the first day of the second month following the Participant’s death.

4.2.3.       Optional Payment Forms.   A Participant, with the consent of the Compensation Committee and at its sole discretion, may, during his or her lifetime, elect a different method of payment provided that in all events the Survivor Benefit shall be payable over a period of not less than one month but not more than 240 months.  If a Participant elects a different method of payment, the actuaries then servicing Hormel shall determine the present value (by applying the interest, mortality and other assumptions and the practices and procedures used in computing benefits under the Hormel Foods Corporation Salaried Employees’ Pension Plan) of the payment method so elected, and the amount of the Survivor Benefit shall be reduced accordingly so that the value of the Survivor Benefit, determined at the time of the Participant’s death, is the actuarial equivalent of that would have been paid absent such an election.

SECTION 5

POST-2000 PARTICIPANTS

5.1.          When available.   Upon the death of any Participant other than a Participant described in Section 4, whether the death is before or after termination of employment, a Survivor Benefit shall be paid to the extent hereinafter provided.

5.2.          Amount of Benefit.   The amount of the Survivor Benefit shall be equal to:

5.2.1.       Death During Employment.   If a Participant’s employment with Hormel ends because of his or her death while an Executive (i.e., the Participant dies while still an employee and an Executive), the Participant’s Surviving Spouse, Eligible Dependent Children or Beneficiary shall receive a Survivor Benefit equal to sixty percent (60%) of the Participant’s Base Salary determined at the time of the Participant dies. (A Participant shall be considered an Executive after October 28, 2000, only (i) during continued employment with Hormel while the employee is participating in the Operators’ Share Plan, or (ii) after employment ends if such person retired from Hormel while participating in the Operators’ Share Plan.) This Survivor Benefit shall be paid monthly, commencing on the first day of the second month following the Participant’s death, in accordance with Option A below unless Hormel shall have received prior to the Paiticipant’s death an election made and signed by the Participant, in such form as Hormel may prescribe, an affirmative election that the benefit be paid in accordance with Option B below:

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Option A.    The Survivor Benefit shall be paid in equal monthly payments as follows.

(i)            For so long as there is a Surviving Spouse, the Survivor Benefit shall be paid to the Surviving Spouse. After there is no Surviving Spouse, the Survivor Benefit shall be paid in equal shares to the individuals who are then, on the date of each such payment, Eligible Dependent Children, if any. However, no more than two hundred forty (240) equal monthly payments shall be paid to the Surviving Spouse and Eligible Dependent Children.

(ii)           If, prior to the time sixty (60) equally monthly installments have been paid pursuant to (i) above, there is no longer any Surviving Spouse or Eligible Dependent Child entitled to payment, the Survivor Benefit shall be paid to the Participant’s Beneficiary. However, no more than sixty (60) equal monthly payments (minus the number of monthly installments, if any, previously paid to the Surviving Spouse and Eligible Dependent Children) shall be paid to the Beneficiary.

Option B.  The Survivor Benefit shall be paid for sixty (60) months to the Participant’s Beneficiary.

5.2.2.       Death After Retirement.   If a Participant (i) remains an Executive of Hormel until his or her Retirement, and (ii) dies following such Retirement, the Participant’s Surviving Spouse, Eligible Dependent Children or Beneficiary shall receive upon his death an annual Survivor Benefit equal to forty percent (40%) of the Participant’s Base Salary determined at the time of his retirement. (A Participant shall be considered an Executive after October 28, 2000, only (i) during continued employment with Hormel while the employee is participating in the Operators’ Share Plan, or (ii) after employment ends if such person retired from Hormel while participating in the Operators’ Share Plan.) This Survivor Benefit shall be paid monthly, commencing on the first day of the second month following the Participant’s death, in accordance with Option A below unless Hormel shall have received prior to the Participant’s death an election made and signed by the Participant, in such form as Hormel may prescribe, an affirmative election that the benefit be paid in accordance with Option B below:

Option A.   The Survivor Benefit shall be paid in equal monthly payments as follows.

(i)            For so long as there is a Surviving Spouse, the Survivor Benefit shall he paid to the Surviving Spouse. After there is no Surviving Spouse, the Survivor Benefit shall be paid in equal shares to the individuals who are then, on the date of each such payment, Eligible Dependent Children, if any. However, no more than one hundred eighty (180) equal monthly payments shall be paid to the Surviving Spouse and Eligible Dependent Children.

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(ii)           If, prior to the time sixty (60) equally monthly installments have been paid pursuant to (i) above, there is no longer any Surviving Spouse or Eligible Dependent Child entitled to payment, the Survivor Benefit shall be paid to the Participant’s Beneficiary. However, no more than sixty (60) equal monthly payments (minus the number of monthly installments, if any, previously paid to the Surviving Spouse and Eligible Dependent Children) shall be paid to the Beneficiary.

Option B.   The Survivor Benefit shall be paid for sixty (60) months to the Participant’s Beneficiary.

5.3.          Disqualification.  Notwithstanding the provisions of Section 4 and Section 5, no Survivor Benefit shall be payable under this Plan on the account of any Participant whose death occurs within two (2) years of his participation in the Plan and is determined by competent medical authority to be the result of suicide.

5.4.          No Other Benefits.  If Participant does not satisfy the conditions specified in Section 4 or Section 5, no Survivor Benefit shall be payable with respect to him or her under this Plan. Without limiting the generality of the foregoing, should a Participant voluntarily or involuntarily discontinue full-time service to Hormel for reasons other than death or disability prior to retirement, the Participant’s rights under this Plan shall automatically terminate and Hormel shall have no obligation to make any Survivor Benefit payable on his account whatsoever hereunder.

5.5.          Termination for Cause.  If the corporation shall terminate the employment of any Participant prior to retirement by terminating him for malfeasance, dishonesty, inefficiency or any other cause as the Board of Directors in its sole discretion deems sufficient, no Survivor Benefits shall be payable on his account under this Plan.

6.             SAVINGS CLAUSE.  Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect.

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SECOND AMENDMENT

OF

HORMEL SURVIVOR INCOME PLAN FOR EXECUTIVES

(1993 Restatement)

The “Hormel Survivor Income Plan for Executives (1993 Restatement)” adopted by Hormel (“Hormel”), a Delaware corporation, on November 1, 1993, but effective November 1, 1992 (hereinafter referred to as the “Plan Statement”), is hereby amended as follows:

1.                                      FORFEITURE CLAUSE (PRE-2000 PARTICIPANTS). Effective for individuals who are actively employed at any time on or after November 1, 2000, Section 4 of the Plan Statement shall be amended by adding thereto a new section 4.3 which shall read in full as follows:

4.3.                              Forfeiture of Benefits. All unpaid benefits payable under this Plan to or with respect to a Participant, shall be permanently forfeited upon the determination by the Compensation Committee of the Board of Directors of Hormel that the Participant, either before or after termination of employment:

(a)                                  engaged in a felonious or fraudulent conduct resulting in material harm to Hormel or an affiliate; or

(b)                                 made an unauthorized disclosure to a competitor of any material confidential information, trade information, or trade secrets of Hormel or an affiliate; or

(c)                                  provided Hormel or an affiliate with materially false reports concerning his or her business interests or employment; or

(d)                                 made materially false representations which are relied upon by Hormel or an affiliate in furnishing information to shareholders, auditors, or any regulatory or governmental body; or

(e)                                  maintained an undisclosed, unauthorized and material conflict of interest in the discharge of the duties owed by the Participant to Hormel or an affiliate; or

(f)                                    engaged in reckless or grossly negligent activity toward Hormel or an affiliate which is admitted or judicially proven and which results in significant harm to Hormel or an affiliate; or

(g)                                 engaged during his or her employment or during a period of two (2) years after the termination of his or her employment in any employment or self-employment with a competitor of Hormel or an affiliate within the geographical area which is then served by Hormel or an affiliate.

Any dispute arising under or with respect to this Section shall be subject to the claims procedure set forth in Section 10.

2.                                      FORFEITURE CLAUSE (POST-2000 PARTICIPANTS). Effective for individuals who are actively employed at any time on or after November 1, 2000, Section 5 of the Plan Statement shall be amended by adding thereto a new section 5.6 which shall read in full as follows:

5.6.                              Forfeiture of Benefits. All unpaid benefits payable under this Plan to or with respect to a Participant, shall be permanently forfeited upon the determination by the Compensation Committee of the Board of Directors of Hormel that the Participant, either before or after termination of employment:

(a)                                  engaged in a felonious or fraudulent conduct resulting in material harm to Hormel or an affiliate; or

(b)                                 made an unauthorized disclosure to a competitor of any material confidential information, trade information, or trade secrets of Hormel or an affiliate; or

(c)                                  provided Hormel or an affiliate with materially false reports concerning his or her business interests or employment; or

(d)                                 made materially false representations which are relied upon by Hormel or an affiliate in furnishing information to shareholders, auditors, or any regulatory or governmental body; or

(e)                                  maintained an undisclosed, unauthorized and material conflict of interest in the discharge of the duties owed by the Participant to Hormel or an affiliate; or

(f)                                    engaged in reckless or grossly negligent activity toward Hormel or an affiliate which is admitted or judicially proven and which results in significant harm to Hormel or an affiliate; or

(g)                                 engaged during his or her employment or during a period of two (2) years after the termination of his or her employment in any employment or self-employment with a competitor of Hormel or an affiliate within the geographical area which is then served by Hormel or an affiliate.

Any dispute arising under or with respect to this Section shall be subject to the claims procedure set forth in Section 10.

3.                                      PLAN ADMINISTRATION. Effective for claims arising on or after November 1, 2000, Section 8 of the Plan Statement shall be amended to read in full as follows:

SECTION 8

PLAN ADMINISTRATOR

(a)                                  Hormel, through its Compensation Committee, shall be the Plan administrator of this Plan and shall be solely responsible for its general administration and interpretation and for carrying out the respective provisions hereof and shall have full power and authority as necessary to do so. Hormel from time to time may make such rules and establish such procedures for the administration of the Plan as it deems necessary and appropriate for the administration of this Plan and the transaction of its business.

(b)                                 Hormel may employ or engage such agents, accountants, actuaries, counsel, other experts and other persons as it shall deem necessary or desirable in connection with the interpretation and administration of this Plan. Hormel shall be entitled to rely upon all certificates made by an accountant or actuary selected by Hormel.  Hormel and its committees, officers, directors and employees shall not be liable for any action taken, suffered or omitted by them in good faith in reliance upon the advise or opinion of any counsel, accountant, actuary or other expert and all action so taken, suffered or omitted shall be conclusive upon each of them and upon all other persons interested in this Plan.

(c)                                  Hormel may require proof of the death of any Participant and evidence of the right of any person to receive any Survivor Benefit.

(d)                                 Hormel shall withhold from benefits paid under this Plan any taxes or other amounts required to be withheld by law.

4.                                      CLAIMS PROCEDURES. Effective for claims arising on or after November 1, 2000, the Plan Statement shall be amended by adding thereto a new Section 10 which shall read in full as follows:

SECTION 10

CLAIMS PROCEDURES

10.1.                        Determinations.  The Compensation Committee shall make such determinations as may be required from time to time in the administration of the SIPE.  The Compensation Committee shall have the sole discretion, authority and responsibility to interpret and construe the SIPE and the plan document and to determine all factual and legal questions under the SIPE, including but not limited to the entitlement of employees, participating employees and beneficiaries and the amounts of their respective interests. Benefits under the SIPE will be paid only if the Compensation Committee decides in its discretion that an employee, participating employee or Beneficiary is entitled to them. The trustee and other interested parties may act and rely upon all information reported to them hereunder and need not inquire into the accuracy thereof, nor be charged with any notice to the contrary.

10.2.                        Rules and Regulations.  Any rule not in conflict or at variance with the provisions hereof may be adopted by the Compensation Committee.

10.3.                        Method of Executing Instruments.  Information to be supplied or written notices to be made or consents to be given by Hormel or an affiliate or the Compensation Committee pursuant to any provision of this SIPE may be signed in the name of Hormel or an affiliate by any officer or by any employee who has been authorized to make such certification or to give such notices or consents or by any Compensation Committee member.

10.4.                        Claims Procedure.  Until modified by the Compensation Committee, the claims procedure set forth in this Section shall be the claims procedure for the resolution of disputes and disposition of claims arising under the SIPE. An application for a distribution or benefits under Section 4 or Section 5 shall be considered as a claim for the purposes of this Section.

10.4. 1.                                    Original Claim.  Any employee, former employee, or beneficiary of such employee or former employee may, if the employee, former employee or beneficiary so desires, file with the Compensation Committee a written claim for benefits under the SIPE. Within ninety (90) days after the filing of such a claim, the Compensation Committee shall notify the claimant in writing whether the claim is upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred eighty days from the date the claim was filed) to reach a decision on the claim. If the claim is denied in whole or in part, the Compensation Committee shall state in writing:

(a)                                                          the specific reasons for the denial,

(b)                                                         the specific references to the pertinent provisions of this SIPE on which the denial is based,

(c)                                                          a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and

(d)                                                         an explanation of the claims review procedure set forth in this Section.

104.2.                                          Claims Review Procedure.  Within sixty (60) days after receipt of notice that the claim has been denied in whole or in part, the claimant may file with the Compensation Committee a written request for a review and may, in conjunction therewith, submit written issues and comments. Within sixty (60) days after the filing of such a request for review, the Compensation Committee shall notify the claimant in writing whether, upon review, the claim was upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred twenty days from the date the request for review was filed) to reach a decision on the request for review.

10.4.3.                                       General Rules.

(a)                                                          No inquiry or question shall be deemed to be a claim or a request for a review of a denied claim unless made in accordance with the claims procedure. The Compensation Committee may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by the Compensation Committee upon request.

(b)                                                         All decisions on claims and on requests for a review of denied claims shall be made by the Compensation Committee unless delegated.

(c)                                                          The Compensation Committee may, in its discretion, hold one or more hearings on a claim or a request for a review of a denied claim.

(d)                                                         Claimants may be represented by a lawyer or other representative at their own expense, but the Compensation Committee reserves the right to require the claimant to furnish written authorization. A claimant’s representative shall be entitled to copies of all notices given to the claimant.

(e)                                                          The decision of the Compensation Committee on a claim and on a request for a review of a denied claim shall be served on the claimant in writing. If a decision or notice is not received by a claimant within the time specified, the claim or request for a review of a denied claim shall be deemed to have been denied.

(f)                                                            Prior to filing a claim or a request for a review of a denied claim, the claimant or the claimant’s representative shall have a reasonable opportunity to review a copy of SIPE plan document and all other pertinent documents in the possession of Hormel, the Compensation Committee and the trustee.

10.4.4.                                       Deadline to File Claim.  To be considered timely under the SIPE’s claim and review procedure, a claim must be filed with the Compensation Committee within one (1) year after the claimant knew or reasonably should have known of the principal facts upon which the claim is based.

10.4.5.                                       Exhaustion of Administrative Remedies.  The exhaustion of the claim and review procedure is mandatory for resolving every claim and dispute arising under this SIPE. As to such claims and disputes:

(a)                                                          no claimant shall be permitted to commence any legal action to recover Plan benefits or to enforce or clarify rights under the SIPE under section 502 or section 510 of ERISA or under any other provision of law, whether or not statutory, until the claim and review procedure set forth herein have been exhausted in their entirety; and

(b)                                                         in any such legal action all explicit and all implicit determinations by the Compensation Committee (including, but not limited to, determinations as to whether the claim, or a request for a review of a denied claim, was timely filed) shall be afforded the maximum deference permitted by law.

10.4.6.                                       Deadline to File Legal Action. No legal action to recover SIPE benefits or to enforce or clarify rights under the SIPE under section 502 or section 510 of ERISA or under any other provision of law, whether or not statutory, may be brought by any claimant on any matter pertaining to this SIPE unless the legal action is commenced in the proper forum before the earlier of:

(a)                                                          thirty (30) months after the claimant knew or reasonably should have known of the principal facts on which the claim is based, or

(b)                                                         six (6) months after the claimant has exhausted the claim and review procedure.

10.4.7.                                       Knowledge of Fact by Participant Imputed to Beneficiary. Knowledge of all facts that a participating employee knew or reasonably should have known shall be imputed to every claimant who is or claims to be a beneficiary of the participating employee or otherwise claims to derive an entitlement by reference to the Participant for the purpose of applying the previously specified periods.

10.5.                        Information Furnished by Participants.   Neither Hormel nor the Compensation Committee nor the trustee shall be liable or responsible for any error in the computation of the benefit of a participating employee resulting from any misstatement of fact made by the participating employee, directly or indirectly, to the Hormel, the Compensation Committee or the trustee and used by them in determining the participating employee’s benefit. Neither Hormel nor the Compensation Committee nor the trustee shall be obligated or required to increase the benefit of such participating employee which, on discovery of the misstatement, is found to be understated as a result of such misstatement of the participating employee. However, the benefit of any participating employee which is overstated by reason of any such misstatement shall be reduced to the amount appropriate for the participating employee in view of the truth. Any reduction of an benefit shall be retained in the SIPE and used to reduce the next succeeding contribution of Hormel.

5.                                      SAVINGS CLAUSE.  Save and except as herein expressly amended, the Plan Statement shall continue in full force and effect.

THIRD AMENDMENT

OF

HORMEL SURVIVOR INCOME PLAN FOR EXECUTIVES

(1993 Restatement)

The “Hormel Survivor Income Plan for Executives (1993 Restatement)” adopted by Hormel Foods Corporation (“Hormel”), a Delaware corporation, on November 1, 1993, but effective November 1, 1992, as heretofore amended by a First Amendment adopted effective February 1, 1995 and October 29, 2000, and by a Second Amendment adopted effective November 1, 2000 (hereinafter collectively referred to as the “Plan Statement”), is hereby amended as follows:

1.                                      PARTICIPATING EMPLOYER.  Effective for determining eligibility on or after February 23, 2001, Section 2(e) of the Plan Statement shall be amended to read as follows:

(e)                                  Executive shall mean and include each person who is either (i) an employee of Hormel who, as of October 28, 2000, is (or was) a Participant in this Plan on that date; (ii) an employee of Hormel who was not a Participant in this Plan on October 28, 2000 but, after October 28, 2000, is an Executive Officer of Hormel Foods Corporation; or (iii) an officer of Hormel who has been designated by Compensation Committee. However, such person shall be considered an Executive after October 28, 2000 only: (i) during continued employment with Hormel while the employee is participating in the Operators’ Share Plan, or (ii) after employment ends if such person retired from Hormel while participating in the Operators’ Share Plan.

2.                                      SAVINGS CLAUSE.   Save and except as herein expressly amended, the Plan Statement shall continue in full force and effect.

FOURTH AMENDMENT

OF

HORMEL SURVIVOR INCOME PLAN FOR EXECUTIVES

(1993 Restatement)

The “Hormel Survivor Income Plan for Executives (1993 Restatement)” adopted by Hormel Foods Corporation (“Hormel”), a Delaware corporation, on November 1, 1993, but effective November 1, 1992, as heretofore amended by a First Amendment adopted effective February 1, 1995 and October 29, 2000, and by a Second Amendment adopted effective November 1, 2000 and by a Third Amendment adopted effective February 23, 2001 (hereinafter collectively referred to as the “Plan Statement”), is hereby amended as follows:

1.                                      BASE SALARY DETERMINATIONS.  Effective for determining Base Salary of individuals who are actively employed at any time on or after October 29, 2006, Section 2(a) of the Plan Statement shall be amended to read as follows:

(a)                                  Base Salary shall mean one-twelfth (1/12th) of the average annual rate of base salary of a Participant from Hormel for the five (5) calendar years out of the ten (10) consecutive calendar years immediately preceding the Participant’s death or retirement, as applicable, which produce the highest average. “Base Salary” shall include incentive payments and bonuses; provided, however, that long-term incentive plan awards earned on or after October 29, 2006 shall not be included. Base Salary shall also include amounts that would have been included in Base Salary but were voluntarily deferred under a nonqualified deferred compensation plan maintained by Hormel.  Base Salary shall not include supplemental unemployment benefits, contributions to any profit sharing or other qualified plan, reimbursements of moving expenses or other expenses or disability payments. The Compensation Committee shall determine whether a particular item of income constitutes “Base Salary” if a question arises.

2.                                      RETIREE SURVIVOR BENEFIT DETERMINATIONS. Effective for determining Survivor Benefits of individuals who are actively employed at any time on or after October 29, Section 2 of the Plan Statement shall be amended by the addition of the following new Section 2(b) to read as follows (and all subsequent sections and cross references thereto shall be renumbered accordingly):

(b)                                 Benefit Service shall mean a measure of a Participant’s service (stated as a number of years and fractions of years) as defined under the Hormel Foods Corporation Salaried Employees’ Pension Plan.

3.                                      RETIREE SURVIVOR BENEFIT DETERMINATIONS (PRE-2000 PARTICIPANTS).  Effective for determining Survivor Benefits of individuals who are actively employed at any time on or after October 29, 2006 Sections 4.2.1 and 4.2.2 of the Plan Statement shall be amended to read as follows:

4.2.1.                                             Death During Employment.  If a Participant’s employment with Hormel ends because of his or her death while an Executive (i.e., the Participant dies while still an employee and an Executive), the Participants Beneficiary shall receive a Survivor Benefit equal to sixty percent (60%) of the Participant’s Base Salary at the time of the Participant dies. A Participant shall be considered an Executive after October 28, 2000, only (i) during continued employment with Hormel while the employee is participating in the Operators’ Share Plan, or (ii) after employment ends if such person retired from Hormel while participating in the Operators’ Share Plan. This Survivor Benefit shall be paid in two hundred forty (240) equal monthly installments commencing on the first day of the second month following the Participant’s death. Notwithstanding the foregoing, if prior to the time one hundred twenty (120) equal monthly installments have been paid, there is no Surviving Spouse or Eligible Dependent Child entitled to payment, the Survivor Benefit shall be paid to the Participant’s Beneficiary in no more than one hundred twenty (120) equal monthly installments (minus the number of monthly installments, if any, previously paid to a Surviving Spouse and Eligible Dependent Children).

4.2.2.                                             Death After Retirement.  If a Participant (i) remains an Executive of Hormel until his or her Retirement, and (ii) dies following such Retirement, then his or her Beneficiary shall receive upon his death a Survivor Benefit equal to one percent (1%) of the Participant’s Base Salary (determined as of such specified date), multiplied by the Participant’s Benefit Service (determined as of such specified date), not to exceed forty (40). This Survivor Benefit shall be paid in one hundred eighty (180) equal monthly installments commencing on the first day of the second month following the Participant’s death. Notwithstanding the foregoing, if prior to the time one hundred twenty (120) equal monthly installments have been paid, there is no Surviving Spouse or Eligible Dependent Child entitled to payment, the Survivor Benefit shall be paid to the Participant’s Beneficiary in no more than one hundred twenty (120) equal monthly installments (minus the number of monthly installments, if any, previously paid to a Surviving Spouse and Eligible Dependent Children).

4.                                      RETIREE SURVIVOR BENEFIT DETERMINATIONS (POST-2000 PARTICIPANTS). Effective for determining Survivor Benefits of individuals who are actively employed at any time on or after October 29, 2006, the introductory paragraph in Section 5.2.2 of the Plan Statement shall be amended to read as follows:

5.2.2.                                             Death After Retirement.  If a Participant (i) remains an Executive of Hormel until his or her Retirement, and (ii) dies following such Retirement, the Participant’s Surviving Spouse, Eligible Dependent Children or Beneficiary shall receive upon his death a Survivor Benefit equal to one percent (1%) of the Participant’s Base Salary (determined as of such specified date), multiplied by the Participant’s Benefit Service (determined as of such specified date), not to exceed forty (40).  (A Participant shall be considered an Executive after October 28, 2000, only (i) during continued employment with Hormel while the employee is participating in the Operators’ Share Plan, or (ii) after employment ends if such person retired from Hormel while participating in the Operators’ Share Plan.) This Survivor Benefit shall be paid monthly, commencing on the first day of the second month following the Participant’s death, in accordance with Option A below unless Hormel shall have received prior to the

Participant’s death an election made and signed by the Participant, in such form as Hormel may prescribe, an affirmative election that the benefit be paid in accordance with Option B below:

5.                                      SAVINGS CLAUSE.  Save and except as herein expressly amended, the Plan Statement shall continue in full force and effect.